JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(each, a “Fund” and together, the “Funds”)

(each a series of JPMorgan Trust I)

(Class A, Class C and Class I Shares)

Supplement dated October 13, 2020

to the Prospectus dated November 1, 2019, as supplemented

The Supplement dated August 18, 2020, to the Prospectus dated above, is hereby superseded and replaced in its entirety by this Supplement with respect to the Funds.

Changes to the Class C Shares Automatic Conversion Feature

Effective as of October 1, 2020, the “Conversion Feature” disclosure in the “Class C” column in the “Investing with J.P. Morgan Funds — CHOOSING A SHARE CLASS” section of each Prospectus is deleted and replaced with the following:

Class C Shares will be converted to Class A Shares in the following instances:

•

If an investor is eligible to purchase Class A Shares, then their Class C Share positions will convert to Class A Shares after 8 years, calculated from the first day of the month of purchase and processed on the tenth business day of the anniversary month.

•

If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer.

In addition, effective as of October 1, 2020, the disclosure under the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Class C Shares Conversion Feature” section is deleted and replaced with the following:

Class C Shares will be converted to Class A Shares in the following instances:

•

If an investor is eligible to purchase Class A Shares, then their Class C Share positions will convert to Class A Shares after 8 years, calculated from the first day of the month of purchase and processed on the tenth business day of the anniversary month.

•

If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer.

Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges, fees or other charges for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. You will not pay any CDSC when you sell Class A Shares that have converted from Class C Shares.

Changes to Class A Shares Accounts held by JPMorgan Employees

Effective November 2, 2020, the following changes will be made to the Class A Shares accounts held by JPMorgan employees:

The third bullet point disclosure under the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Sales Charge Waivers — Waiver of the Class A Sales Charge” section will be deleted and replaced with the following:

3.

Effective November 2, 2020, bought through a Financial Intermediary and not directly from the Funds by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses,

SUP-ACCESS-1020

domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

The following new section will be added after “Service Fees” in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” section of each Prospectus:

Conversion Feature for Certain Class A Shares Held by Employees

Effective November 2, 2020, employees will no longer be eligible to hold Class A Shares directly with the Funds. Therefore, Class A Shares held by employees purchased directly from the Funds will be converted to Class I Shares beginning on November 6, 2020. Employees include officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates.

Because the share price of the Class I Shares may be higher than that of the Class A Shares at the time of conversion, you may receive fewer Class I Shares; however, the dollar value will be the same. After conversion, your new shares will no longer be subject to Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges, fees or other charges for the conversion of the shares, nor will you be subject to any federal income tax as a result of the conversion.

Changes to the Intermediary Sales Charge Waiver Disclosure

Effective as of September 1, 2020, the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Sales Charge Waivers” section of each Prospectus is hereby deleted and replaced with the following:

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or on a Financial Intermediary platform. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. Except as described in Appendix A, purchases will be subject to the waivers or discounts discussed below.

Effective as of September 1, 2020, the “Appendix A — Financial Intermediary-Specific Sales Charge Waivers” section of each Prospectus is amended to include a sub-section titled “WAIVERS APPLICABLE TO PURCHASES THROUGH STIFEL, NICOLAUS & COMPANY, INC.” with the following new waiver applicable to purchases of Class A Shares:

WAIVERS APPLICABLE TO PURCHASES THROUGH STIFEL, NICOLAUS & COMPANY, INC.

Effective September 1, 2020, shareholders purchasing Fund Shares through a Stifel, Nicolaus & Company (“Stifel”) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares available at Stifel

Class C Shares that are no longer subject to a contingent deferred sales charge and that are exchanged to Class A Shares of the same Fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in a Fund’s prospectus or SAI still apply.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE